UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2010

COMTEX NEWS NETWORK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10541	13-3055012
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

625 N. Washington Street, Suite 301, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(703) 820-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                   Material Modification to Rights of Security Holders

On June 2, 2010, Comtex News Network, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Incorporation was effective as of 11:59 p.m. on June 2, 2010.

The Amended and Restated Certificate of Incorporation contains an amendment that effects a 1-for-1,000 reverse stock split.  In connection with the reverse stock split, existing stockholders are entitled to receive one share of post-split common stock of the Company for every 1,000 shares of pre-split common stock of the Company that they held.  Stockholders who would be entitled to receive fractional post-split shares instead are entitled to receive a cash payment of $0.29 per share of pre-split common stock in lieu of fractional post-split shares.  Stockholders who hold fewer than 1,000 shares of pre-split common stock will no longer have an ownership interest in the Company.  The post-split common stock will no longer be eligible for listing on the Over-the-Counter Bulletin Board of the Financial Institutions Regulatory Authority, and the number of stockholders will be reduced to a number that will allow the Company to deregister its common stock.

The Amended and Restated Certificate of Incorporation also contains a provision that permits actions of the Company’s stockholders of the Company to be taken by written consent.  The previous provision prohibited stockholders from acting by written consent and required actions of stockholders to be taken at an annual or special stockholders’ meeting.

The foregoing is a summary of the amendments to the Certificate of Incorporation and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation of Comtex News Network, Inc., a copy of which is attached as Exhibit 3(i) hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K, including Exhibit 3(i) hereto, is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At a Special Meeting of Stockholders held on June 2, 2010, the following matters were submitted to a vote of the stockholders of the Company, with number of votes cast as set forth below.

	For	Against / Withheld	Abstain	Broker Non- Votes
Election of Directors Chip Brian Peter VanBennekom	10,837,758 10,855,948	1,164,064 1,145,874	0 0	0 0
Amendment to the Company’s Certificate of Incorporation to effect a 1-for-1,000 reverse stock split	12,476,075	1,317,813	129,429	0
Amendment to the Company’s Certificate of Incorporation permitting stockholder actions by written consent	12,673,927	1,127,007	122,385	0
Ratification of Turner, Stone & Co., LLP as independent auditors	12,697,962	1,097,813	127,544	0

Item 8.01	Other Events

On June 3, 2010, the Registrant issued a press release reporting the events disclosed in this Current Report on Form 8-K.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Shell Company Transactions. Not Applicable

(d) Exhibits.

Exhibit No.	Description

3(i)	Amended and Restated Certificate of Incorporation of Comtex News Network, Inc.

99.1	Press release, dated June 3, 2010, issued by Comtex News Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMTEX NEWS NETWORK, INC.

DATE: June 3, 2010	By:	/s/ Chip Brian
Chip Brian
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit                                Description

3(i)	Amended and Restated Certificate of Incorporation of Comtex News Network, Inc.

99.1	Press release, dated June 3, 2010, issued by Comtex News Network, Inc.